Impairment	6 Months Ended
Jun. 30, 2022
Impairment
Impairment

17.	Impairment

(Losses) / reversals	Jan-Jun/2022	Jan-Jun/2021	Apr-Jun/2022	Apr-Jun/2021
Property, plant and equipment	(83)	(106)	(84)	(11)
Intangible assets	(1)	−	−	−
Assets classified as held for sale	(83)	(74)	(84)	(79)
Impairment losses	(167)	(180)	(168)	(90)
Investments	(10)	399	(2)	425
Net effect within the statement of income	(177)	219	(170)	335
Losses	(218)	(312)	(208)	(156)
Reversals	41	531	38	491

The Company annually tests its assets for impairment or when there is an indication that their carrying amount may not be recoverable, or that there may be a reversal of impairment losses recognized in previous years.

In the six-month period ended June 30, 2022, the Company recognized net impairment losses amounting to US$ 167, mainly due to:

•	definitive cessation of the operations of platform P-35, in the Marlim field, which led to the exclusion of this asset from the CGU North group and classification as a separate asset, resulting in the recognition of a US$ 52 impairment loss;
•	approval for the disposal of Golfinho group of fields, which comprises Golfinho field (which produces oil), Canapu field, which produces non-associated gas, and the exploratory block BM-ES-23. As a result, the Company assessed the recoverability of the carrying amount of these assets, considering the fair value net of disposal expenses, resulting in the recognition of a US$ 51 impairment loss;
•	approval for the disposal of LUBNOR Refinery, in the state of Ceará, separating it from the Downstream CGU. As a result, the Company assessed the recoverability of the carrying amount of the refinery, considering the fair value net of disposal expenses, resulting in the recognition of a US$ 44 impairment loss.

In the six-month period ended June 30, 2021, impairment losses were recognized, in the amount of US$ 180, mainly due to:

•	discontinuation of use of platforms P-33 and P-26, in the Marlim field, resulting in their exclusion of CGU North group and testing for impairment as separate assets, with the recognition of a US$ 190 impairment loss;
•	approval for the sale of thermoelectric power plants Arembepe, Muryci and Bahia 1, located in Camaçari, in the state of Bahia. As a result, considering fair value net of selling expenses, a US$ 79 impairment loss was accounted for in the second quarter of 2021;
•	assessment for impairment of producing properties considering fair value net of selling expenses, resulting in a US$ 61 impairment reversal in the second quarter of 2021, mainly due to the approval for sale of the Papa-Terra field, located in the Campos Basin, state of Rio de Janeiro (a US$ 41 impairment reversal); and
•	the decision to use in producing fields in the Santos basin, certain equipment that were previously part of platforms P-72 and P-73. Thus, considering estimated future cash flows for these assets, the Company recognized a US$ 27 impairment reversal.
17.1.	Investment in publicly traded associate (Petrobras Distribuidora S.A. – BR Distribuidora)

On August 26, 2020 the Company’s Board of Directors approved the disposal of the remaining interest in BR Distribuidora and, on June 30, 2021, approved the price per common share of BR Distribuidora in the amount of US$ 5.20 (R$ 26.00) for the secondary public offering (follow on) of these shares, totaling US$ 2,252 (R$ 11,264 million), net of transaction costs.

Accordingly, considering the sale of the shares and the cash flows arising from this sale, a US$ 404 impairment reversal was accounted for in the six-month period ended June 30, 2021.